Exhibit 99.1

PRESS RELEASE	FOR IMMEDIATE RELEASE
Omaha, Nebraska

March 18, 2026

MEDIA CONTACT:

Fran Del Valle

Greystone

917-922-5653

fran@influencecentral.com

INVESTOR CONTACT:

Andy Grier

Senior Vice President

402-952-1235

Greystone Housing Impact Investors LP Announces Regular Quarterly Cash Distribution

Omaha, Nebraska – On March 18, 2026, Greystone Housing Impact Investors LP (NYSE: GHI) (the “Partnership”) announced that the Board of Managers of Greystone AF Manager LLC (“Greystone Manager”) declared a cash distribution to the Partnership’s Beneficial Unit Certificate (“BUC”) holders of $0.14 per BUC. The cash distribution will be paid on April 30, 2026 to all BUC holders of record as of the close of trading on March 31, 2026. The BUCs will trade ex-distribution as of March 31, 2026.

“We are pleased to provide unitholders with a $0.14 per BUC quarterly distribution,” said Ken Rogozinski, Chief Executive Officer of the Partnership. “Following a disciplined evaluation, the Partnership and the Board of Managers currently believe this distribution level to be sustainable while the Partnership repositions its investment portfolio, as we have previously disclosed. We remain focused on exiting our remaining investments in market rate multifamily JV equity properties while maximizing value to our unitholders. We and the Board of Managers believe that reinvesting that capital into additional high quality tax-exempt mortgage revenue bond investments that are expected to provide longer term, stable, tax-advantaged earnings will provide long-term value for our unitholders.”

Greystone Manager is the general partner of America First Capital Associates Limited Partnership Two, the Partnership’s general partner. Distributions to the Partnership’s BUC holders, including regular and any supplemental distributions, are determined by Greystone Manager based on a disciplined evaluation of the Partnership’s current and anticipated operating results, financial condition and other factors it deems relevant. Greystone Manager continually evaluates the factors that go into BUC holder distribution decisions, consistent with the long-term best interests of the BUC holders and the Partnership.

About Greystone Housing Impact Investors LP

Greystone Housing Impact Investors LP was formed in 1998 under the Delaware Revised Uniform Limited Partnership Act for the primary purpose of acquiring, holding, selling and otherwise dealing with a portfolio of mortgage revenue bonds which have been issued to provide construction and/or permanent financing for affordable multifamily, seniors and student housing properties. The Partnership is pursuing a business strategy of acquiring additional mortgage revenue bonds and other investments on a leveraged basis. The Partnership expects and believes the interest earned on these mortgage revenue bonds is excludable from gross income for federal income tax purposes. The Partnership seeks to achieve its investment growth strategy by investing in additional mortgage revenue bonds and other investments as permitted by its Second Amended and Restated Limited Partnership Agreement, dated December 5, 2022, (the “Partnership Agreement”), taking advantage of attractive financing structures available in the securities market, and entering into interest rate risk management instruments. Greystone Housing Impact Investors LP press releases are available at www.ghiinvestors.com.

Safe Harbor Statement

Certain statements in this press release are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “believe,” “expect,” “future,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “should,” “will,” “estimates,” “potential,” “continue,” or other similar words or phrases. Similarly, statements that describe objectives, plans, or goals also are forward-looking statements. Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Partnership. The Partnership cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, implied, or projected by such forward-looking statements. Risks and uncertainties include, but are not limited to: defaults on the mortgage loans securing our mortgage revenue bonds and governmental issuer loans; the competitive environment in which the Partnership operates; risks associated with investing in multifamily, student, senior citizen residential properties and commercial properties; general economic, geopolitical, and financial conditions, including the current and future impact of changing interest rates, inflation, and international conflicts (including the Russia-Ukraine war and conflicts in the Middle East) on business operations, employment, and financial conditions; uncertain conditions within the domestic and international macroeconomic environment, including monetary and fiscal policy and conditions in the investment, credit, interest rate, and derivatives markets; any effects on our business resulting from new U.S. domestic or foreign governmental trade measures, including but not limited to tariffs, import and export controls, foreign exchange intervention accomplished to offset the effects of trade policy or in response to currency volatility, and other restrictions on free trade; adverse reactions in U.S. financial markets related to actions of foreign central banks or the economic performance of foreign economies, including in particular China, Japan, the European Union, and the United Kingdom; the ability of the Partnership to remediate its material weakness in its internal control over financial reporting; the general condition of the real estate markets in the regions in which the Partnership operates, which may be unfavorably impacted by pressures in the commercial real estate sector, incrementally higher unemployment rates, persistent elevated inflation levels, and other factors; changes in interest rates and credit spreads, as well as the success of any hedging strategies the Partnership may undertake in relation to such changes, and the effect such changes may have on the relative spreads between the yield on investments and cost of financing; the potential for inflationary impacts resulting from macroeconomic conditions and policy initiatives; the Partnership’s ability to access debt and equity capital to finance its assets; current maturities of the Partnership’s financing arrangements and the Partnership’s ability to renew or refinance such financing arrangements; local, regional, national and international economic and credit market conditions; legislative changes to Low Income Housing Tax Credits issued in accordance with Section 42 of the Internal Revenue Code and certain tax credit recapture events; geographic concentration of properties related to investments held by the Partnership; changes in the U.S. corporate tax code and other government regulations affecting the Partnership’s business; risks related to the development and use of artificial intelligence (AI); and the other risks detailed in the Partnership’s SEC filings (including but not limited to, the Partnership’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K). Readers are urged to consider these factors carefully in evaluating the forward-looking statements.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the developments and future events concerning the Partnership set forth in this press release may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this document. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. The Partnership assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.